                                                               EXHIBIT 10.1.19.1

                                FOURTH AMENDMENT

         THIS FOURTH AMENDMENT dated as of July 19, 2002 (this "Amendment") is to the Amended and Restated Credit Agreement (as heretofore amended, the "Credit Agreement") dated as of December 22, 2000 among UNITED AUTO GROUP, INC. (the "Company"), various financial institutions (the "Lenders") and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC (formerly Chrysler Financial Company L.L.C.), as agent for the Lenders (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below):

         1.1 Section 9.10 of the Credit Agreement shall be amended by (deleting the word "and" where it appears immediately in front of clause (d) of such section and (ii) adding the following at the end thereof:"; and (e) the Company and its Subsidiaries may enter into joint ventures permitted by Section 9.19 which joint ventures are engaged in businesses permitted by Section 9.18."

         1.2 Section 9.19 of the Credit Agreement shall be amended by (x) deleting all text in such Section immediately following the semi-colon at the end of clause (k) thereof and (y) substituting the following therefor:

              (l) Investments in an aggregate amount not to exceed $30,000,000 at any time outstanding in FRN of Tulsa, LLC, a limited liability company; and

               (m) such other Investments consented to by the Agent in its sole discretion;

         provided that (x) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; (y) no Investment otherwise permitted by clause(b), (c), (g), (i), (j) or (l) shall be permitted to be made if, immediately before or after giving effect thereto, any Event of Default of Unmatured Event of Default exists; and
         (z) other than expressly provided for in clause(j), no Foreign Investment shall be permitted to be made after the Second Amendment Effective Date (provided that any Foreign Investment made with the proceeds of any offering of equity securities or Subordinated Debt of the Company shall be permitted after the Second Amendment Effective
         Date).

         SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that (a) the representations and warranties made in Section 8 of the Credit Agreement are true and correct on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date);(b) no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment;(c) no event or circumstance has occurred since the Effective Date that has resulted, or would reasonably be expected to result, in a Material Adverse Effect;(d) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement")(i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approval from any governmental authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgement or award which is binding on the Company or any of its Subsidiaries or of any provision of the certificate of incorporation or bylaws or other organizational documents of the Company or of any agreement, indenture, instrument or other document which is binding on the Company or any of its Subsidiaries; and (e) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") when the Agent shall have received (a) a counterpart of this Amendment executed by the Company and the Required Lenders (or, in the case of any party other than the Company from which the Agent has not received a counterpart hereof, facsimile confirmation of the execution of a counterpart hereof by such party) and (b) each of the following documents, each in form and substance satisfactory to the
Agent:

         3.1 Reaffirmation. A counterpart of the Reaffirmation of Loan Documents, substantially in the form of Exhibit A, executed by each Loan Party other than the Company.

         3.2 Other Documents. Such other documents as the Agent or any Lender may reasonably request.

         SECTION 4 MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. As hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including, without duplication, the allocable costs of internal legal services and all disbursements of internal legal counsel) in connection with the preparation, execution and delivery of this Amendment.

         4.4 Governing Law. This Amendment shall be contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

         4.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         Delivered as of the day and year first above written.


                                    UNITED AUTO GROUP, INC.

                                    By: /s/ [sig]
                                       ----------------------------------
                                    Title:  EVP
                                          -------------------------------

                                    DAIMLERCHRYSLER SERVICES NORTH
                                    AMERICA LLC, as Agent, as Issuing Lender and as a Lender

                                    By: /s/ [sig]
                                       ----------------------------------
                                    Title:
                                          -------------------------------

                                    TOYOTA MOTOR CREDIT CORPORATION,
                                    as a Lender

                                    By: /s/ [sig]
                                       ----------------------------------
                                    Title: Nat'l. Accts. Development Mgr.
                                          -------------------------------

                                   EXHIBIT A
                            FORM OF REAFFIRMATION OF
                                 LOAN DOCUMENTS

                                  July    , 2002
                                       ---

DaimlerChrysler Services North
America LLC, as Agent
and the Lenders party
to the Amended and Restated Credit Agreement referred to below
27777 Franklin Road, 25th Floor
Southfield, Michigan 48034
Attn: Michele Nowak

         RE: REAFFIRMATION OF LOAN DOCUMENTS

Ladies and Gentlemen:

         Please refer to:

         (a) The Amended and Restated Security Agreement dated as of December 23, 1999 (the "Security Agreement") among United Auto Group, Inc. (the "Company"), its subsidiaries and Chrysler Financial Company L.L.C. in its capacity as Agent (in such capacity, the "Agent");

         (b) The Guaranty dated as of October 8, 1999 (the "Guaranty") executed in favor of the Agent and various other parties by all subsidiaries of the Company; and

         (c) The Pledge Agreement dated as of October 8, 1999 (the "Pledge Agreement") executed by the Company and certain of its subsidiaries.

         Each of the undersigned acknowledges that the Company, the Lenders and the Agent have executed the Fourth Amendment (the "Fourth Amendment") to the Amended and Restated Credit Agreement dated as of December 22, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein have the meanings given in the Credit Agreement.

DaimlerChrysler Services North
America LLC, as Agent
July 19, 2002

         Each of the undersigned hereby confirms that the Security Agreement, the Guaranty, the Pledge Agreement and each other Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Fourth Amendment and that, upon such effectiveness, all references in each Loan Document to the "Credit Agreement" shall be references to the Credit Agreement, as amended by the Fourth Amendment.

         This letter agreement may be signed in counterparts and by the various parties on separate counterparts. This letter agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                       UAG NORTHEAST, INC.
                                       DIFEO PARTNERSHIP, INC.
                                       UAG HUDSON, INC.
                                       SOMERSET MOTORS INC.
                                       UAG NORTHEAST BODY SHOP, INC.
                                       LANDERS AUTO SALES, INC.
                                       LANDERS UNITED AUTO GROUP NO. 2, INC.
                                       LANDERS UNITED AUTO GROUP NO. 6, INC.
                                       LANDERS BUICK-PONTIAC, INC.
                                       LANDERS FORD NORTH, INC.
                                       UNITED AUTO GROUP, INC.
                                       UAG SOUTHEAST, INC.
                                       UAG DULUTH, INC.
                                       UNITED NISSAN, INC. (GA)
                                       UNITED NISSAN, INC. (NV)
                                       UNITED NISSAN, INC. (TN)
                                       PEACHTREE NISSAN, INC.
                                       UAG WEST, INC.
                                       SA AUTOMOTIVE, LTD.
                                       SL AUTOMOTIVE, LTD.
                                       SPA AUTOMOTIVE, LTD.
                                       LRP, LTD.
                                       SUN MOTORS, LTD.
                                       SCOTTSDALE MANAGEMENT GROUP, LTD.
                                       SAU AUTOMOTIVE, LTD.
                                       SK MOTORS, LTD.
                                       KMT/UAG, INC.
                                       RELENTLESS PURSUIT ENTERPRISES, INC.

                                       TRI-CITY LEASING, INC.
                                       HT AUTOMOTIVE LTD.
                                       UAG TEXAS, INC.
                                       UAG TEXAS II, INC.
                                       UAG EAST, INC.
                                       WESTBURY SUPERSTORE, LTD.
                                       PALM AUTO PLAZA, INC.
                                       FLORIDA CHRYSLER PLYMOUTH, INC.
                                       WEST PALM NISSAN, INC.
                                       WEST PALM INFINITI, INC.
                                       NORTHLAKE AUTO FINISH, INC.
                                       JS IMPORTS, INC.
                                       WEST PALM AUTO MALL, INC.
                                       AUTO MALL PAYROLL SERVICES, INC.
                                       UAG CAROLINA, INC.
                                       REED-LALLIER CHEVROLET, INC.
                                       MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                       GENE REED CHEVROLET, INC.
                                       UNITEDAUTO DODGE OF SHREVEPORT,
                                        INC.
                                       COVINGTON PIKE DODGE, INC.
                                       THE NEW GRACELAND DODGE, INC.
                                       UAG GRACELAND II, INC.
                                       UAG MEMPHIS II, INC.
                                       UAG MEMPHIS IV, INC.
                                       UAG MEMPHIS V, INC.
                                       UAG-CARIBBEAN, INC.
                                       DAN YOUNG CHEVROLET INC.
                                       YOUNG MANAGEMENT GROUP, INC.
                                       UAG YOUNG II, INC.
                                       UAG PARAMOUNT MOTORS, INC.
                                       UAG KISSIMMEE MOTORS, INC.
                                       UAG CLASSIC, INC.
                                       CLASSIC AUTO GROUP, INC.
                                       UAG CHCC, INC.
                                       CLASSIC MANAGEMENT COMPANY, INC.
                                       UAG CHEVROLET, INC.
                                       CLASSIC IMPORTS, INC.
                                       UNITED AUTOCARE, INC.
                                       UNITED AUTOCARE PRODUCTS, INC.
                                       UNITEDAUTO FOURTH FUNDING INC.
                                       UNITEDAUTO FIFTH FUNDING INC.
                                       UAG FINANCE COMPANY, INC.
                                       CLASSIC MOTOR SALES LLC
                                       D. YOUNG CHEVROLET LLC

                                       DAN YOUNG MOTORS LLC
                                       UAG YOUNG AUTOMOTIVE GROUP LLC
                                       YOUNG AUTOMOTIVE HOLDINGS LLC
                                       EUROPA AUTO IMPORTS, INC.
                                       UAG LAKE NORMAN, LLC
                                       UAG INDIANAPOLIS, LLC
                                       MOTORCARS ACQUISITION, LLC
                                       MOTORCARS ACQUISITION II, LLC
                                       MOTORCARS ACQUISITION III, LLC
                                       SCOTTSDALE FERRARI, LLC
                                       UAG OLDSMOBILE OF INDIANA, LLC
                                       ATLANTIC AUTO FUNDING CORPORATION
                                       ATLANTIC AUTO SECOND FUNDING
                                       CORPORATION
                                       ATLANTIC AUTO THIRD FUNDING
                                       CORPORATION
                                       GOODSON NORTH, LLC
                                       GOODSON PONTIAC GMC, LLC
                                       GOODSON SPRING BRANCH, LLC
                                       PIONEER FORD WEST, LLC
                                       UAG CERRITOS, LLC
                                       UAG CONNECTICUT, LLC
                                       UAG CONNECTICUT I, LLC
                                       UAG FAIRFIELD CA, LLC
                                       UAG FAIRFIELD CM, LLC
                                       UAG FAIRFIELD CP, LLC
                                       UAG FAIRFIELD CV, LLC
                                       UAG HOUSTON ACQUISITION, LLC
                                       UAG INTERNATIONAL HOLDINGS, INC.
                                       UAG LANDERS SPRINGDALE, LLC
                                       UAG MENTOR ACQUISITION, LLC
                                       UAG MICHIGAN CADILLAC, LLC
                                       UAG MICHIGAN PONTIAC-GMC, LLC
                                       UAG ATLANTA IV MOTORS, INC.
                                       UAG MICHIGAN TI, LLC
                                       UAG MICHIGAN TMV, LLC
                                       UAG PHOENIX VC, LLC
                                       UAG REALTY, LLC
                                       UAG STRING, LLC
                                       UNITED AUTO FINANCE, INC.

                                      UNITED RANCH AUTOMOTIVE, LLC
                                      BRETT MORGAN CHEVROLET - GEO, INC.
                                      H.B.L. HOLDINGS, INC. (f/k/a H.B.L., Inc.)
                                      MOTORCARS ACQUISITION IV, LLC
                                      UAG NANUET I, LLC
                                      UAG NANUET II, LLC
                                      NISSAN OF NORTH OLMSTED, LLC
                                      LANDERS NISSAN, LLC
                                      UAG TULSA HOLDINGS, LLC
                                      UAG FAYETTEVILLE I, LLC
                                      UAG FAYETTEVILLE II, LLC
                                      UAG FAYETTEVILLE III, LLC
                                      CLASSIC TURNERSVILLE, INC.
                                      GMG MOTORS, INC.
                                      SCOTTSDALE JAGUAR, LTD.
                                      UNITED AUTO LICENSING, LLC
                                      LANTZCH-ANDREAS ENTERPRISES, INC.
                                      UAG TURNERSVILLE REALTY, LLC
                                      CJNS, LLC
                                      UAG VK, LLC
                                      KMPB, LLC
                                      LMNS, LLC
                                      UAG SPRING, LLC
                                      UNITED RANCH AUTOMOTIVE, LLC
                                      LATE ACQUISITION I, LLC
                                      LATE ACQUISITION II, LLC
                                      WTA MOTORS, LTD.
                                      UAG MICHIGAN H1, LLC

                                      By:
                                         --------------------------
                                         Title:
                                               --------------------

                                      DIFEO HYUNDAI PARTNERSHIP
                                      DIFEO NISSAN PARTNERSHIP
                                      DIFEO CHRYSLER PLYMOUTH JEEP EAGLE
                                      PARTNERSHIP
                                      DIFEO LEASING PARTNERSHIP
                                      DANBURY AUTO PARTNERSHIP
                                      DIFEO TENAFLY PARTNERSHIP
                                      OCT PARTNERSHIP
                                      HUDSON MOTORS PARTNERSHIP
                                      COUNTY AUTO GROUP PARTNERSHIP
                                      SOMERSET MOTORS PARTNERSHIP

                                      By: DIFEO PARTNERSHIP, INC.
                                          a general partner


                                      By:
                                         ----------------------------
                                         Title:
                                               ----------------------

                                       SHANNON AUTOMOTIVE, LTD.
                                       By: UAG TEXAS, INC.
                                           a general partner


                                       By:
                                          ------------------------------
                                             Title:
                                                    -------------------------


                                       UAG CITRUS MOTORS, LLC
                                       By: UAG CITRUS, INC.
                                           Member


                                       By:
                                          ------------------------------
                                             Title:
                                                    -------------------------


                                       CLASSIC ENTERPRISES, LLC
                                       CLASSIC NISSAN OF TURNERSVILLE, LLC


                                       By: UAG CLASSIC, INC.
                                           Member


                                       By:
                                          ------------------------------
                                             Title:
                                                    -------------------------



                                       LANDERS FORD, INC
                                       NATIONAL CITY FORD, INC.
                                       CENTRAL FORD CENTER, INC.
                                       PIONEER FORD SALES, INC.


                                       By:
                                          ------------------------------
                                             Title:
                                                    -------------------------

ACKNOWLEDGED AND AGREED
as of the date first written above

DAIMLERCHRYSLER SERVICES NORTH
AMERICA, LLC, as Agent

By:
   -------------------------
Title:
      ----------------------